UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street Omaha, Nebraska   68137

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

3/31

Date of reporting period: 3/31/13

Item 1.  Reports to Stockholders.

Annual Report

March 31, 2013

Investor Information: 1-855-296-8992

This report and the consolidated financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of Makefield Managed Futures Strategy Fund.  Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

Annual Shareholder Letter (for the year ended March 31, 2013)

The Makefield Managed Futures Strategy Fund (the “Fund”) commenced operations on July 1, 2011. The Fund is designed to capture asset price fluctuations and trends in the global futures markets by investing in securities whose returns are derived from actively managed futures funds. The Fund utilizes a tactical asset allocation strategy, diversified across managed futures sub-strategies and designed to minimize downside volatility of returns. The Fund’s primary investment objective is to achieve absolute returns in both rising and falling equity markets, with an annualized volatility that is generally less than the historical level of volatility experienced by the S&P 500 Total Return Index (“S&P 500”). The Fund is designed to have a low correlation to stocks and bonds, providing the potential for increased diversification and enhanced risk-adjusted performance. The Fund seeks to achieve its investment objectives by employing dual-strategy diversification through two distinct and complementary strategies: a Managed Futures Strategy and a Fixed Income Strategy.

FUND PERFORMANCE

The Fund’s fiscal year ending March 31, 2013 was a period dominated by a growing disconnect between the real economy and global equity markets. For the last one year period through the fiscal year end, the Fund’s Class A share (MMFAX) was down   -4.03%, by contrast the S&P 500 was up 14.20%. During this time period, the markets experienced a choppy trading environment for quantitatively based trading strategies. This type of environment is generally not favorable for our trading strategy.   In an attempt to preserve capital, the Fund was positioned more conservatively during this time period; our allocation to shorter term strategies was increased in an attempt to participate in the risk on risk off trading environment. Over the last three months of the fiscal year, the Fund steadily increased its allocation to trend following strategies as markets began to display more directional behavior than in the past few years. Although this adjustment did not prevent us from negative performance, it did allow us to keep performance well within our expectation range during a very challenging environment for our trading strategy.  An illustration of the Fund’s allocation to managed futures trading advisors, strategies and time frame diversification as of fiscal year end are set forth in Chart 1. We continue to research additional strategy sets to make our portfolio more adaptable to ever-changing market conditions.

MARKET COMMENTARY

During the last twelve months, investors continued to shrug off negative economic news and bid up global equity prices towards all-time highs. Markets, for now, continued to be buoyed by accommodative monetary policy. Low interest rates, fiscal stimulus and unlimited quantitative easing have created the illusion of economic growth and stability.

Chart 1

Managed Futures Trading Adviser's Exposure [1]

MANAGER	TRADING PROGRAM	STRATEGY	ALLOCATION [2]	MANAGER SUMMARY
Welton Investment Corporation	Global Directional Portfolio	Global Macro Systematic	31%	The Welton Global Directional Portfolio is a diversified, multi-strategy program designed to deliver managed futures style class returns by combining fundamental, momentum and and mean reversion approaches - all seamlessly unified and risk-managed within a single investment strategy. The program trades across over 94 global futures markets, including commodities, currencies, equity indices and interest rates.
Quantitative Investment Management (QIM)	Global Program	Behavioural Pattern Recognition	30%	The QIM Global Program is a fully systematic trading program, including its model development, trade allocation and risk management. The program utilizes thousands of distinct trading models that utilize pattern recogniton methodologies to forecast price movement across 55+ global futures markets. The QIM program has a relatively low correlation to other managed futures trading programs.
Blackwater Capital Management	Global Program	Pattern Recognition, Trend Following	28%	The BCM Trading Program utilizes medium and long term, systematic, technical models developed to capitalize on directional price movements. The program is based on price and volatiltiy patterns incorporating chart-based rules that interpret market behavior. The program trades across 45+ global futures markets including commodities, currencies, equity indices and interest rates.
Global Advisors	Global Commodity Systematic	Trend Following	11%	The Global Commodity Systematic program is a quantitative approach designed specifically for the commodity futures markets. The suite of models used by the program is designed to offer diversification within the commodity niche by trading inter and intra-commodity spreads as well as outright commodities. Market sectors traded include energy, base metals, precious metals, agricultural markets and commodity indices.

Managed Futures Strategy Exposure [2]

3%
2%
5%
44%
46%
Trend Following (momentum)
Pattern Recognition
Fundamental Econometric
Spread
Mean Reversion (countertrend)

Managed Futures Time Frame Exposure [2]

1%
15%
28%
27%
29%
Intraday
1-3 Days
4-9 Days
10-29 Days
30+ Days

1 *The Fund holds fixed income securities, cash and cash equivalents which are excluded from the allocation of net assets shown above.*

2 *Managed futures exposures are subject to change at any time. References to specific managed futures programs should not be construed as a recommendation by the Fund or its Advisor.*

During the fourth quarter of 2012, market action was dominated by the increasingly partisan debate in the U.S. Congress over the impending “fiscal cliff.” The end result of this debate, the American Taxpayer Relief Act of 2012, in our opinion,  does nothing to reform entitlements or reign in spending. It is yet another attempt to kick the can down the road, albeit by a mere two months. Continued uncertainty led to choppy trading conditions in commodities as expectations for the first quarter of 2013, demand wavered as the fiscal cliff debate heated up. Global currencies were swayed by the U.S. Federal Reserve (the “Fed”) linking certain monetary policy initiatives to unemployment targets. Overall the market environment in 2012 proved to be a challenging year for quantitative trading strategies, as government intervention rather than market forces dominated price action.

Markets continued to be swayed by sentiment concerning Europe throughout the third quarter of 2012. Market participants looked to the Fed, European Central Bank and People’s Bank of China for additional accommodation and the central banks did not disappoint. In an attempt to kick the can down the road even further, the Fed presented us with “QE Infinity,” an open-ended massive experiment resulting in $85 billion in monthly asset purchases. We view QE Infinity as another attempt by the Fed to treat the symptoms and not the cause of the disease inflicting the U.S. economy. Globally, the U.S. structural problems remain intact; unabated sovereign debt, geopolitical and legislative uncertainties, high unemployment, untenable entitlement programs, etc. During the quarter, equities and risk assets in general were the beneficiaries of all the easing by Central Banks. As the quarter came to a close, volatility started to pick up and there were strong reversals in some key commodity markets such as Crude Oil, which is a possible foreshadowing of slower than expected global economic growth.

During the second quarter of 2012, increased political uncertainty swept across European markets as deteriorating global economic data increased fears of a worldwide slowdown. As rising bond yields for Spanish and Italian debt reached uncomfortable levels, we were again treated to the latest attempt by the Eurozone to promote fiscal integration, direct lending to Spanish banks and ability to buy Spanish and Italian sovereign debt in the market. This latest salvo from the European Union was heralded as a breakthrough and prompted a rush into risk assets as the quarter came to a close. At present count, there have been 19 summit meetings of the Eurozone members since the start of the crisis two years ago. With each remedy having less and less effect, the economic landscape is now even more vulnerable to shocks and structural dislocations. On the commodity front, as temperatures increased throughout the Midwest, the grains complex, particularly corn prices, spiked as crop stress and yield revisions became evident. With no relief in sight, we expect trends in rising grain prices to continue.

As we look to the future, we consider whether or not the environment will change and improve for quantitative trading strategies. With the benefit of hindsight, we identify one major cause of market dislocation to be the steady stream of quantitative easing, both domestically and in the Eurozone. Price movement has generally been dominated by government intervention rather than market forces. Also, the expectation that continued market weakness would generate further monetary intervention created a floor for downside risks to the market, producing whipsaw price action and causing losses for momentum strategies. As the market adjusts to the third quarter of 2012, open-ended quantitative easing, the behavior of price data should be more indicative of a normalized market environment.  In 2013, we look forward to the persistence of market specific trading opportunities and the potential of our trading systems to capture these capital flows.  Our ongoing mandate is one of research; we continue our search for reliable diversification across markets and strategies, to provide our investors with the potential to diversify their traditional stock and bond investments.

Thank you for investing in the Makefield Managed Futures Strategy Fund.

Definitions

The S&P 500 is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index.

Trend-following: a trading strategy that seeks to take advantage of directional price moves, buying strength and selling weakness.

Mean Reversion: a trading strategy that seeks to capitalize on assets that are significantly above their historic average by selling short or buying assets that are below their historic average.

Pattern-Recognition: a trading strategy that seeks to identify and capitalize on recurring patterns in price movement.

Fundamental Approach: a method of evaluating a security that entails attempting to measure its intrinsic value by examining related economic, financial and other qualitative factors.

Momentum Approach: a trading strategy that seeks to take advantage of trends in price relies on the acceleration in price or volume of a security in making trading decisions.

Systematic Approach: a methodical, rules-based way of defining trading methodology and risk controls.

Quantitative Approach: a trading strategy based on mathematical computations and analysis to identify trading opportunities.

Global Macro: a trading strategy that looks for investment opportunities across many different sectors and countries. The strategy can be based off political and economic views as well as based off a systematic approach.

Correlation: a statistical measure, r, which indicates the strength and the direction of the relationship between independent or dependent variables. Values of r range from -1.0, a strong negative relationship, to +1.0, a strong positive relationship. When r =0, there is no relationship between the variables.

1235-NLD-5/20/2013

Makefield Managed Futures Strategy Fund

PERFORMANCE OF A $10,000 INVESTMENT (Unaudited)

Since Inception Through March 31, 2013

Non-Annualized Total Returns as of March 31, 2013
	One Year	Since Inception– Class A*	Since Inception- Class C**
Makefield Managed Futures Strategy Fund Class A
Without sales charge	(4.03)%	(6.06)%	-
With sales charge	(9.55)%	(9.18)%	-
Makefield Managed Futures Strategy Fund Class C	(4.68)%	-	(6.09)%
S&P 500 Total Return Index	13.96%	11.92%	22.38%

________________

* Class A commenced operations on July 1, 2011.

** Class C commenced operations on November 1, 2011.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends.  Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions.  Total returns would have been lower had the Adviser not waived its fees and reimbursed a portion of the Fund’s expenses.  The Fund’s total gross annual operating expenses, including underlying funds, is 6.69% for Class A and 6.26% for Class C.  The graph does not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of the fund shares.  For performance information current to the most recent month-end, please call 1-855-296-8992.

CONSOLIDATED PORTFOLIO ANALYSIS (Unaudited) March 31, 2013
Percent of Net Assets
Exchange Traded Funds	57.75%
Commodity Trading Advisors	20.69%
Short-Term Investments	20.93%
Other Assets Less Liabilities	0.63%
Total	100.00%

Makefield Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
March 31, 2013

Shares		Fair Value
	EXCHANGE TRADED FUNDS - 57.75%
	DEBT FUND - 57.75%
12,349	iShares Barclays 1-3 Year Credit Bond Fund	$ 1,303,313
32,100	iShares Barclays 1-3 Year Treasury Bond Fund	2,711,487
22,107	PowerShares VRDO Tax Free Weekly Portfolio	552,233
15,100	Vanguard Short-Term Bond ETF	1,222,949
6,597	Vanguard Short-Term Corporate Bond ETF	529,871
2,481	Vanguard Short-Term Government Bond ETF	151,093
	TOTAL EXCHANGE TRADED FUNDS	6,470,946
	( Cost - $6,452,065)

	COMMODITY TRADING ADVISORS -20.69% ^
1,321,674	AlphaMosaic SPC - SP 73 Segregated Portfolio *	769,731
275,135	AlphaMosaic SPC - SP 35 Segregated Portfolio *	179,732
575,432	AlphaMosaic SPC - SP 27 Segregated Portfolio *	549,365
814,134	AlphaMosaic SPC - SP 10 Segregated Portfolio *	819,491
	TOTAL COMMODITY TRADING ADVISORS	2,318,319
	( Cost - $2,560,000)

	SHORT-TERM INVESTMENTS - 20.93%
	MONEY MARKET FUND - 20.93%
2,344,586	BlackRock Liquidity Funds TempFund Portfolio, 0.01% +	2,344,586
	TOTAL SHORT-TERM INVESTMENTS
	( Cost - $2,344,586)

	TOTAL INVESTMENTS - 99.37%
	( Cost - $11,356,651) (a)	$ 11,133,851
	OTHER ASSETS LESS LIABILITIES - 0.63%	70,851
	NET ASSETS - 100.00%	$ 11,204,702

+ Money market fund; interest rate reflects the seven-day effective yield on March 31, 2013.
^ These instruments are holdings of MMFS Fund Limited.
* Non-Income producing security.

(a) Represents cost for financial reporting purposes.   Aggregate cost for federal tax purposes is $11,356,651 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation:	$ 24,337
	Unrealized depreciation:	(247,137)
	Net Unrealized depreciation:	$ (222,800)

The accompanying notes are in integral part of these consolidated financial statements.

Makefield Managed Futures Strategy Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
March 31, 2013

Assets:
Investments in Securities at Fair Value (identified cost $11,356,651)	$ 11,133,851
Dividends and Interest Receivable	947
Receivable for Securities Sold	64,760
Receivable for Fund Shares Sold	42,231
Due from Investment Advisor	4,462
Prepaid Expenses and Other Assets	11,408
Total Assets	11,257,659

Liabilities:
Payable for Fund Shares Purchased	6,208
Payable to Other Affiliates	11,893
Accrued Distribution Fees	2,610
Other Accrued Expenses	32,246
Total Liabilities	52,957

Net Assets	$ 11,204,702

Class A Shares:
Net Assets (Unlimited shares of no par value interest authorized;
1,204,413 shares of beneficial interest outstanding)	$ 10,796,493

Net Asset Value and Redemption Price Per Share (a)
($10,796,493/1,204,413 shares of beneficial interest outstanding)	$ 8.96
Offering Price Per Share
($8.96/0.9425)	$ 9.51

Class C Shares:
Net Assets (Unlimited shares of no par value interest authorized;
45,928 shares of beneficial interest outstanding)	$ 408,209

Net Asset Value, Offering and Redemption Price Per Share (a)
($408,209/45,928 shares of beneficial interest outstanding)	$ 8.89

Composition of Net Assets:
At March 31, 2013, Net Assets consisted of:
Paid-in-Capital	$ 11,469,119
Accumulated Net Investment Loss	(44,581)
Accumulated Net Realized Gain from Security Transactions	2,964
Net Unrealized Depreciation on Investments	(222,800)
Net Assets	$ 11,204,702

(a) Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

The accompanying notes are in integral part of these consolidated financial statements.

Makefield Managed Futures Strategy Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended March 31, 2013

Investment Income:
Dividend Income	$ 50,888
Interest Income	233
Total Investment Income	51,121

Expenses:
Management Fees (Note 3)	200,873
Administration Fees	50,373
Audit Fees	46,734
Transfer Agent Fees	42,749
Fund Accounting Fees	37,913
Registration & Filing Fees	29,999
Distribution Fees - Class A	24,403
Chief Compliance Officer Fees	17,785
Legal Fees	15,192
Printing Expense	12,274
Custody Fees	6,127
Tax Expense	5,667
Trustees' Fees	4,763
Miscellaneous Expenses	2,647
Distribution Fees - Class C	2,133
Insurance Expense	340
Total Expenses	499,972
Less: Fees Waived/Expenses Reimbursed by Adviser	(199,587)
Net Expenses	300,385

Net Investment Loss	(249,264)

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Loss on Investments	(64,677)
Net Realized Loss on Trading of Futures Contracts	(62,335)
Brokerage Commissions	(24,381)
Net Realized Loss on Trading of Investments and Futures Contracts	(151,393)

Distributions of Long Term Realized Gains from Other Underlying Investments	3,363
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(77,781)
Futures Contracts	20,131
Net Change in Unrealized Depreciation on
Investments and Futures Contracts	(57,650)

Net Realized and Unrealized Loss on Investments and Futures Contracts	(205,680)

Net Decrease in Net Assets Resulting From Operations **	$ (454,944)

** Net decrease in operations attributable to the controlling interest and non-controlling interest was $(414,087) and $(40,857), respectively

The accompanying notes are in integral part of these consolidated financial statements.

Makefield Managed Futures Strategy Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Period
	Ended	Ended
	March 31, 2013	March 31, 2012*

Operations:
Net Investment Loss	$ (249,264)	$ (121,451)
Net Realized Loss on Investments and Futures Contracts	(151,393)	(205,968)
Distributions of Realized Gains From Other Investment Companies	3,363	3,685
Net Change in Unrealized Depreciation on
Investments and Futures Contracts	(57,650)	(165,150)
Net Decrease in Net Assets
Resulting From Operations	(454,944)	(488,884)

Distributions to Shareholders From:
Net Realized Capital Gains ($0.00+ and $0.00 per share, respectively)	(4,084)	-
Total Distributions to Shareholders	(4,084)	-

Capital Transactions - Controlling Interest:
Class A Shares:
Proceeds from Shares Issued (508,956 and 1,042,900
shares, respectively)	4,694,296	10,172,580
Distributions Reinvested (425 and 0 shares, respectively)	3,854	-
Redemption Fee Proceeds	267	203
Cost of Shares Redeemed (222,276 and 125,592 shares, respectively)	(2,025,629)	(1,189,356)
Total From Capital Transactions: Class A	2,672,788	8,983,427

Class C Shares:
Proceeds from Shares Issued (40,650 and 8,632 shares, respectively)	375,905	82,809
Distributions Reinvested (15 and 0 shares, respectively)	137	-
Redemption Fee Proceeds	3	-
Cost of Shares Redeemed (258 and 3,111 shares, respectively)	(2,314)	(28,962)
Total From Capital Transactions: Class C	373,731	53,847

Total Increase in Net Assets From Capital Transactions -
Controlling Interest	3,046,519	9,037,274
Capital Transactions - Non-Controlling Interest:
Proceeds from Contributions	-	201,000
Total Decrease in Net Assets from Capital Transactions -
Non-Controlling Interest	-	201,000

Total Increase in Net Assets	2,587,491	8,749,390

Deconsolidation of Partnership - Elimination of non-controlling
interest (Note 1)	(132,179)	-
Net Assets:
Beginning of Period	8,749,390	-
End of Period	$ 11,204,702	$ 8,749,390

Accumulated Net Investment Loss at End of Period	$ (44,581)	$ (97,915)
_______
* The Fund commenced operations on July 1, 2011.
+ Amount is less then $0.005 per share.

The accompanying notes are in integral part of these consolidated financial statements.

Makefield Managed Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each period, excluding non-controlling interest.
	Class A		Class A
	For the Year		For the Period
	Ended		Ended
	March 31, 2013		March 31, 2012*

Net Asset Value, Beginning of Period	$ 9.34		$ 10.00
Decrease From Operations:
Net investment loss (a)	(0.22)		(0.19)
Net loss from investments
(both realized and unrealized)	(0.16)		(0.47)
Total from operations	(0.38)		(0.66)

Less Distributions:
From net realized gains on investments	0.00	(f)	-
Total Distributions	0.00	(f)	-

Paid-in-Capital from Redemption Fees	0.00	(f)	-

Net Asset Value, End of Period	$ 8.96		$ 9.34

Total Return (b)	(4.03)%		(6.60)%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 10,796		$ 8,566
Ratio to average net assets:
Expenses, Gross (e)	4.86%		6.57%	(c )
Expenses, Net of Reimbursement (e)	2.86%		2.94%	(c )
Net investment loss, Net of Reimbursement (e)	(2.35)%		(2.38)%	(c )
Portfolio turnover rate (d)	0%		0%

__________
*Class A commenced operations on July 1, 2011.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(c) Annualized.
(d) Not annualized.
(e) Does not include expenses of other investment companies in which the Fund invests, with the exception of Bridgeton Portfolio Fund.
(f) Amount is less then $0.005 per share.

The accompanying notes are in integral part of these consolidated financial statements.

Makefield Managed Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each period, excluding non-controlling interest.
	Class C		Class C
	For the Year		For the Period
	Ended		Ended
	March 31, 2013		March 31, 2012*

Net Asset Value, Beginning of Period	$ 9.33		$ 9.72
Decrease From Operations:
Net investment loss (a)	(0.28)		(0.18)
Net loss from investments
(both realized and unrealized)	(0.16)		(0.21)
Total from operations	(0.44)		(0.39)

Less Distributions:
From net realized gains on investments	0.00	(f)	-
Total Distributions	0.00	(f)	-

Paid-in-Capital from Redemption Fees	0.00	(f)	-

Net Asset Value, End of Period	$ 8.89		$ 9.33

Total Return (b)	(4.68)%		(4.01)%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 408		$ 52
Ratio to average net assets:
Expenses, Gross (e)	5.61%		6.14%	(c )
Expenses, Net of Reimbursement (e)	3.61%		3.63%	(c )
Net investment loss, Net of Reimbursement (e)	(3.10)%		(3.17)%	(c )
Portfolio turnover rate (d)	0%		0%

__________
*Class C commenced operations on November 1, 2011.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(c) Annualized.
(d) Not annualized.
(e) Does not include expenses of other investment companies in which the Fund invests, with the exception of Bridgeton Portfolio Fund.
(f) Amount is less then $0.005 per share.

The accompanying notes are in integral part of these consolidated financial statements.

Makefield Managed Futures Strategy Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

March 31, 2013

1.

ORGANIZATION

Makefield Managed Futures Strategy Fund (the “Fund”), formerly the Mosaic Managed Futures Strategy Fund, is a series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005.  The Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a diversified, open-end management investment company.  The investment objective of the Fund is to achieve absolute returns in both rising and falling equity markets, with an annualized volatility that is generally less than the historical level of volatility by the S&P 500 Total Return Index.  A secondary objective is to maintain a relatively low correlation to stock and bond market returns. The Fund pursues its investment objective by employing dual-strategy diversification through two distinct and complementary strategies: “Managed Futures” Strategy and “Fixed Income” Strategy. The "Managed Futures" strategy attempts to capture returns related to global asset price fluctuations by investing in securities linked to underlying derivative investments on commodities, currencies, fixed income and equity indices. The "Fixed Income" strategy is designed to provide diversification to the "Managed Futures" strategy by generating interest income and capital appreciation.

The Fund currently offers Class A and Class C shares.  Class A commenced operations on July 1, 2011.  Class A shares are offered at net asset value plus a maximum sales charge of 5.75%.  Class C commenced operations on November 1, 2011.  Class C shares are offered at net asset value.

Consolidation of Subsidiary – MMFS Fund Limited (“MMFS”) – In order to achieve its investment objectives, the Fund invests up to 25% of its total assets (measured at the time of purchase) in a wholly-owned subsidiary, MMFS, incorporated under the laws of the Cayman Islands. MMFS act as an investment vehicle in order to enter into certain investments for the Fund consistent with its investment objectives and policies specified in the Prospectus and Statement of Additional Information. The consolidated financial statements of the Fund include the investment activity and financial statements of MMFS. All intercompany balances and transactions have been eliminated in consolidation.

During the year ended March 31, 2013, MMFS had a controlling ownership interest in Bridgeton Portfolio Fund, LLC (“BPF”), a multiple series limited liability company organized on May 6, 2011 that commenced operations on July 1, 2011. BPF engages in speculative trading of futures, commodities, and option contracts. In accordance with its investment objectives and through its exposure to the aforementioned commodity-based derivative products, the Fund may have increased or decreased exposure to one or more of the risk factors defined in the Principal Investment Risks section of the Fund’s Prospectus. The Manager of BPF is Bridgeton Fund Management LLC (the “Manager”), who has appointed Welton Investment Corporation (the “Trading Adviser”) as BPF’s trading adviser.

Because MMFS had a controlling interest (greater than 50% but less than 100%) in BPF for the period April 1, 2012 through February 28, 2013, the financial activity of BPF for that period ended February 28, 2013, has also been consolidated with the financial statements of MMFS. All intercompany balances, revenues, and expenses have been eliminated in consolidation. Makefield Managed Futures Strategy Fund, MMFS, and BPF are collectively referred to as Makefield Managed Futures Strategy Fund (the “Fund”) throughout these consolidated financial statements.

As of February 28, 2013, MMFS had redeemed a significant portion of its investment in BPF, resulting in an ownership percentage of less than 50%.  Effective February 28, 2013, MMFS is no longer considered to have financial control of BPF, and its assets, liabilities, and related non-controlling interest are no longer included in the Fund’s financial statements. As of February 28, 2013, there was no gain or loss on the redemption and deconsolidation because the investment in BPF was carried at fair value on a daily basis by MMFS.  Subsequent to February 28, 2013, the investment in BPF is accounted for using the equity method.  As of March 31, 2013, the Fund no longer held any shares of BPF.

Non-controlling interest is the portion of equity ownership in BPF not attributable to MMFS.

Makefield Managed Futures Strategy Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2013

A summary of the Fund’s investments in MMFS is as follows:

MMFS *
March 31, 2013
Fair Value of Commodity Trading Advisers	$ 2,318,319
Other Assets	-
Total Net Assets	2,318,319

Percentage of the Fund's Total Net Assets	20.69%

* MMFS commenced operations on July 1, 2011.

For tax purposes, MMFS is an exempted Cayman investment company.  MMFS has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes.  No such taxes are levied in the Cayman Islands at the present time.  For U.S. income tax purposes, MMFS is a Controlled Foreign Corporation which generates and is allocated no income which is considered effectively connected with U.S. trade or business and as such is not subject to U.S. income tax.  However, as a wholly-owned Controlled Foreign Corporation, MMFS’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Makefield Capital Management, LLC (the “Adviser”) fair values the investments of the Commodity Trading Advisers (the “CTA”) based on prior day position information. The Adviser reviews and approves current day pricing of the CTA positions, as received from the Administrator of the CTA, which includes an estimated profit and loss amount, which is then used to determine a daily fair value NAV for each CTA. The Adviser’s fair value NAV is back tested daily and reviewed by the Fund’s fair valuation committee on a regular basis. Futures shall be valued at the settlement price for each contract as of the close of business of each future’s respective exchange. Short-term debt obligations with remaining maturities in excess of sixty days are valued at current market prices by an independent pricing service approved by the Board.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Makefield Managed Futures Strategy Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2013

Fair Value Team and Valuation Process – This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-advisers.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser or sub-adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

If market quotations are not readily available or if the Adviser believes the market quotations are not reflective of market value, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Board will review the fair value method in use for securities requiring a fair market value determination at least quarterly.  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Fund utilizes various methods to measure the fair value of its consolidated investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participate would use in valuing the asset or liability, and would be based on the best information available.

Makefield Managed Futures Strategy Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2013

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of March 31, 2013 for the Fund’s assets and liabilities measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$ 6,470,946	$ -	$ -	$ 6,470,946
Commodity Trading Advisors	-	2,318,319	-	2,318,319
Short-Term Investments	2,344,586	-	-	2,344,586
Total	$ 8,815,532	$ 2,318,319	$ -	$ 11,133,851

       *Please refer to the Consolidated Portfolio of Investments for industry classifications.

          The Fund did not hold any Level 3 securities during the period.

          There were no transfers into or out of Level 1 and Level 2 during the current period presented.

          It is the Fund’s policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting period.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Market Risk – Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Fund. The Fund is exposed to market risk on financial instruments that are valued at market prices as disclosed in the Consolidated Portfolio of Investments. The prices of derivative instruments can be highly volatile. Price movements of derivative contracts in which the Fund's assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund is exposed to market risk on derivative contracts in that the Fund may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in Fund’s consolidated financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income.

Credit Risk – Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.  A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities.  The risks of owning an ETF generally reflect the risks of owning the

Makefield Managed Futures Strategy Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2013

 underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

Futures Contracts – The Fund engages in speculative trading of futures contracts in currencies, interest rates, stock indices, and a wide range of commodities, including energy and metals.  The Fund is subject to equity price risk, foreign currency exchange rate risk, commodity risk, and interest rate risk in the normal course of pursuing its investment objectives.   The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies or commodities.   Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). Since the derivatives held long or short are for speculative trading purposes, the derivative instruments are not designated hedging instruments.  Accordingly, all realized gains and losses, as well as any change in net unrealized gains or losses on open contracts from the preceding period, are recognized as part of realized and unrealized gain (loss) in the Consolidated Statement of Operations.  When the contracts are closed, a Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract.   Brokerage commissions on futures contracts include other trading fees and are charged to expense when incurred.  If a Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.  The Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract.   With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.  The Fund has established procedures to actively monitor risk exposure on a contract, market sector, and overall basis in accordance with established risk parameters.

Foreign Currency Transactions - The Fund’s functional currency is the U.S. dollar; however, it transacts business in currencies other than the U.S. dollar. Income and expense items denominated in currencies other than U.S. dollar are translated into U.S. dollars at the rates in effect during the period.  Gains and losses resulting from the translation to U.S. dollars are reported as a component of “Net Realized Loss on Futures Contracts” in the Consolidated Statement of Operations and totaled ($3,812) for the year ended March 31, 2013.

Derivatives Disclosure – Realized gains (losses) and change in net unrealized gains or losses on futures contracts for the year ending March 31, 2013, are reported in the Consolidated Statement of Operations.

		Change in
	Realized Gain	Unrealized
	or (Loss) on	Appreciation or
Contract Type/	Derivatives	(Depreciation)	Number of
Primary Risk Exposure	Before Commissions	on Derivatives	Contracts Closed

Equity contracts	$ 6,163	$ 10,329	1,334

Commodity contracts	(2,826)	6,162	1,338

Interest rate contracts	(54,083)	5,056	1,102

Foreign currency contracts	(11,589)	(1,416)	300

Total	$ (62,335)	$ 20,131	$ 4,074

The number of contracts closed for futures contracts represents the number of contract half-turns during the period April 1, 2012 to February 28, 2013. There were no futures contracts held as of March 31, 2013.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Makefield Managed Futures Strategy Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2013

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions on the returns filed for the open tax year (2012), or expected to be taken in the Fund’s 2013 return, and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions as of and for the year ended March 31, 2013. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders –Distributions from investment income are declared and recorded on a daily basis and paid quarterly.  Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date.  The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

The business activities of the Fund are supervised under the direction of the Board, which is responsible for the overall management of the Fund.   Makefield Capital Management, LLC serves as the Fund’s Investment Adviser (the “Adviser”).  The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Investment Advisory Agreement with the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.50% of the average daily net assets of the Fund on the first $500 million, and then 1.35% on assets greater than $500 million.  For the year ended March 31, 2013, the Adviser earned management fees of $149,616.

The Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (including offering costs but exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses, commodity trading adviser expenses, or extraordinary expenses such as litigation) at least until July 31, 2013, so that the total annual operating expenses of the Fund do not exceed 2.00% and 2.75% of the Fund’s average daily net assets for Class A and Class C shares, respectively.  Waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived or reimbursed.  During the year ended March 31, 2013, the Adviser waived fees and reimbursed expenses of $199,587.   As of March 31, 2013, cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $352,167, and will expire on March 31 of the years indicated below:

2016	2015
$199,587	$152,580

Makefield Managed Futures Strategy Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2013

BPF Management Fee: The Fund will pay the Trading Adviser a management fee equal to 1/12 of 2% (2% per annum) of the month-end Trading Level for each month.  Trading level shall mean the Fund’s net assets allocated to the Trading Adviser, times the leverage to be employed by the Trading Adviser as determined from time to time upon the discretion of the Manager.  The trading level may be traded at a leverage ratio of up to 3.0, and will include notional funds.  The use of notional funds will increase the amount of management fees that the Trading Adviser will receive as if trading the same amount of cash or only actual funds allocated to it.  Throughout the year ending March 31, 2013, the Trading Level was 3.0; accordingly, the Trading Adviser’s effective management fee was approximately 1/12 of 6% per annum of the Fund’s net assets during the period.  In addition to the management fee paid to the Trading Adviser, the Manager also receives a monthly management fee equal to 0.01667% (0.2% annually) of the net assets of the Fund as of the last day of each month.  The total Trading Adviser’s and Manager’s management fee for the year ended March 31, 2013 was $49,625 and $1,632, respectively. The Trading Adviser’s and Manager’s management fee is no longer applicable as the Fund has liquidated its position in BPF as of March 31, 2013.

BPF Performance Fee:  Pursuant to the Investment Advisory Agreement with the Trading Adviser, the Trading Adviser is entitled to a quarterly performance fee equal to 15% of new net trading profits, if any.  The performance fee is calculated on a “high water mark basis” meaning that only new profits in excess of the highest cumulative levels of net capital appreciation of a member’s capital account as of the end of each calendar quarter constitute net new profits.  Performance fees are accrued weekly and paid quarterly or upon any redemption of interests.  For the year ended March 31, 2013 there were no performance fees earned by the Trading Adviser. The performance fee is no longer applicable as the Fund has liquidated its position in BPF as of March 31, 2013.

Related Party Transactions –In addition, an introducing broker affiliated with the Manager serves as the Fund’s introducing broker and receives a portion of the brokerage commissions charged by the Fund’s clearing broker.  Approximately 35% to 45% of the actual trading commissions incurred by the Fund were remitted to the Fund’s introducing broker from the Fund’s clearing broker during the year ended March 31, 2013. These fees are no longer applicable as the Fund has liquidated its position in BPF as of March 31, 2013.

Distributor – The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to Class A shares and 1.00% of the average daily net assets attributable to the Class C shares and is paid to Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS, to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Adviser.  The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred.  During the year ended March 31, 2013, the 12b-1 fees accrued amounted to $24,403 and $2,133 for Class A and Class C shares, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A shares. For the year ended March 31, 2013, the Distributor received $8,460 in underwriting commissions for sales of Class A shares, of which $1,330 was retained by the principal underwriter.

Trustees – Effective April 1, 2013, the Fund pays its pro rata share of a total fee of $27,625 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Adviser. Previously, the Fund paid its pro rata share of a total fee of $21,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Adviser. The Fund pays the chairperson of the Audit committee and the Lead Independent Trustee a pro rata share of an additional $2,000 per quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

Makefield Managed Futures Strategy Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2013

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, transfer agency and custody administration services to the Fund.    GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC  (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

GemCom, LLC (“GemCom”) - GemCom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, GemCom receives customary fees from the Fund.

4.

INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended March 31, 2013 amounted to $1,306,114 and $0, respectively.

5.

REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund.  For the year ended March 31, 2013, the Class A and Class C shares assessed $267 and $3, respectively, in redemption fees.

6.

TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the year ended March 31, 2013 was as follows:

Fiscal Year Ended
March 31, 2013
Ordinary Income	$ -
Long-Term Capital Gain	4,084
$ 4,084

There were no distributions during the period ended March 31, 2012.

As of March 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Post October	Other	Unrealized	Total
Ordinary	Long-Term	Carry	& Late Year	Book/Tax	Appreciation/	Accumulated
Income	Gains	Forwards	Losses	Differences	(Depreciation)	Earnings/(Deficits)
$ -	$ 2,964	$ -	$ (44,581)	$ -	$ (222,800)	$ (264,417)

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such late year losses of $44,581.

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses, fund distributions and adjustments for the Fund’s wholly owned and controlled subsidiary resulted in reclassification for the year ended March 31, 2013 as follows:

Undistributed	Undistributed	Paid
Ordinary	Long-Term	In
Loss	Loss	Capital
$ 302,598	$ 357,361	$ (659,959)

Makefield Managed Futures Strategy Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2013

7.

NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

8.

SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Makefield Managed Futures Strategy Fund

and Board of Trustees of Northern Lights Fund Trust

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Makefield Managed Futures Strategy Fund (the “Fund”), a series of Northern Lights Fund Trust, as of March 31, 2013, and the related consolidated statement of operations for the year then ended, and the consolidated statements of changes in net assets and the consolidated financial highlights for the two periods in the period then ended. These consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits. We did not audit the 2012 or 2013 financial statements of Bridgeton Portfolio Fund, LLC, a majority owned subsidiary through February 28, 2013, which statements reflect 60.4% and 58.9% of the net decrease in net assets resulting from operations for the periods ended March 31, 2013 and 2012, respectively.  Those statements were audited by another independent registered public accounting firm whose reports have been furnished to us, and our opinions, insofar as it relates to the amounts included for Bridgeton Portfolio Fund, LLC are based solely on the reports of the other auditors.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements.  Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation.  We believe that our audits and the reports of the other independent registered public accounting firm provide a reasonable basis for our opinion.

In our opinion, based on our audits and the reports of the other independent registered public accounting firm, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Makefield Managed Futures Strategy Fund as of March 31, 2013, and the results of their operations, changes in their net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

July 29, 2013

ARTHUR BELL
Certified Public Accountants

201 International Circle, Suite 400
Hunt Valley, Maryland 21030 • USA
Tel: 410-771-0001 • Fax: 410-785-9784
www.arthurbellcpas.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members
Bridgeton Portfolio Fund, LLC

We have audited the accompanying statement of financial condition of Bridgeton Portfolio Fund, LLC (the Fund), including the schedule of investments, as of February 28, 2013, and the related statements of operations and changes in members' capital (net asset value) for the period April 1, 2012 to February 28, 2013. These financial statements are the responsibility of the Managing Member ("Manager"). Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bridgeton Portfolio Fund, LLC as of February 28, 2013, and the results of its operations and the changes in members' capital (net asset value) for the period April 1, 2012 to February 28, 2013, in conformity with U.S. generally accepted accounting principles.

Arthur F. Bell, Jr. & Associates, L.L.C.

Hunt Valley, Maryland
May 30, 2013

ARTHUR BELL
Certified Public Accountants

201 International Circle, Suite 400
Hunt Valley, Maryland 21030 • USA
Tel: 410-771-0001 • Fax: 410-785-9784
www.arthurbellcpas.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members
Bridgeton Portfolio Fund, LLC

We have audited the accompanying statement of financial condition of Bridgeton Portfolio Fund, LLC, including the schedule of investments, as of March 31, 2012, and the related statements of operations and changes in members' capital (net asset value) for the period July 1, 2011 (commencement) to March 31, 2012. These financial statements are the responsibility of the Managing Member ("Manager"). Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bridgeton Portfolio Fund, LLC as of March 31, 2012, and the results of its operations and the changes in members' capital (net asset value) for the period July 1, 2011 (commencement) to March 31, 2012, in conformity with U.S. generally accepted accounting principles.

Arthur F. Bell, Jr. & Associates, L.L.C.

Hunt Valley, Maryland
May 30, 2012

Makefield Managed Futures Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited)

March 31, 2013

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day‐to‐day operations of the Fund and execute policies formulated by the Trustees. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Anthony J. Hertl ^ 1950	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	94

AdvisorOne Funds (11 portfolios) (2004-2013); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (since 2010) and Northern Lights Variable Trust (since 2006)

Gary W. Lanzen ^ 1954	Trustee Since 2005	President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010); Founder and Partner, Orizon Group, Inc. (a financial services company) (2000-2006).	94	AdvisorOne Funds (11 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund (2010-2011); Northern Lights Variable Trust (since 2006)
Mark H. Taylor ^ 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	106

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	106	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Ladenburg Thalmann Alternative Strategies Fund (since 2012)

Makefield Managed Futures Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

March 31, 2013

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Michael Miola*** ^ 1952	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Adviser Services, LLC, CLS Investments, LLC, GemCom, LLC and Northern Lights Compliance Services, LLC (since 2003); Director of Constellation Trust Company (since 2004).	94	AdvisorOne Funds (11 portfolios) (2003-2012); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 1969	President Since 2006

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).

			N/A	N/A
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (since 2004).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A

Makefield Managed Futures Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

March 31, 2013

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Lynn Bowley 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).

^ These Trustees were named in the SEC order instituting settled administrative proceedings against Northern Lights Compliance Services, LLC, Gemini Fund Services, LLC and certain Trustees. For more information, please see the “Legal Proceedings” section of the SAI.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-296-8992.

3/31/13 – NLFT

Makefield Managed Futures Strategy Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

March 31, 2013

As a shareholder of the Fund you incur ongoing costs, including management fees, shareholder service fees and other Fund operating expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (10/1/12)	Ending Account Value (3/31/13)	Expenses Paid During the Period* (10/1/13 to 3/31/13)
Actual
Class A	$1,000.00	$ 955.60	$ 9.75
Class C	$1,000.00	$ 952.20	$ 13.38
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,014.96	$ 10.05
Class C	$1,000.00	$1,011.22	$ 13.79

*  Expenses Paid During Period are equal to the Fund’s annualized expense ratio of 2.00% for Class A and 2.75% for Class C, multiplied by the average account value over the period, multiplied by 182 days and divided by 365 (to reflect the number of days in the six month period ended March 31, 2013).

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

Investment Adviser

Makefield Capital Management, LLC

7535 Windsor Drive, Suite A205

Allentown, PA 18195

Legal Counsel

Thompson Hine, LLP

41 South High Street

Suite 1700

Columbus, OH 43215

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

Administrator

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, NY 11788

__________________________________________________________________________________________________________

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-855-296-8992 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-855-296-8992.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

 (a) The Registrant’s board of trustees has determined that Anthony J. Hertl is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Hertl is independent for purposes of this Item

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2013 – $19,000

2012 – $18,000

(b)

Audit-Related Fees

2013 – None

2012 – None

(c)

Tax Fees

2013 – $3,000

2012 – $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2013 - None

2012 – None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2013

2012

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2013 - $3,000

2012 – $3,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/Andrew B. Rogers

       Andrew B. Rogers, President

Date

7/29/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Andrew B. Rogers

        Andrew B. Rogers, President

Date

7/29/13

By (Signature and Title)

/s/Kevin Wolf

       Kevin Wolf, Treasurer

Date

7/29/13